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                               [GREEN TREE LOGO]

                            FORM OF MONTHLY STATEMENT
                  Green Tree Floorplan Receivables Master Trust
                                  Series 1998-1


     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-2 Supplement dated as of December 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of May 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount


     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount         5.22

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     original certificate principal amount                                  5.22

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     original certificate principal amount                                     0

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                            0

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
     amount                                                                    0

     (3) The total amount reimbursed in respect of Class A Investor
     Charge Offs                                                               0

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                     0

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                         0

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount         5.42

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original certificate principal amount                                  5.42

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     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     original certificate principal amount                                     0

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
     Invested Amount                                                           0

     (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                          0

     (3) The total amount reimbursed in respect of such reductions in
     the Class B Invested Amount                                               0

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                     0

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                         0


          Green Tree Financial Corporation, as Servicer

          By: _________________________________
          Name: Phyllis A. Knight
          Title: Senior Vice President and Treasurer








RECEIVABLES  ---

Beginning of the Month Principal Receivables:                       6,469,193.45
Removed Principal Receivables:                                     11,092,374.15
Additional Principal Receivables:                                              0
End of the Month Principal Receivables:                         1,577,889,657.13
End of the Month Total Receivables:                             1,577,889,657.13

Excess Funding / Prefunding Account Balance                                    0
Aggregate Invested Amount (all Master Trust Series)             1,481,000,000.00

End of the Month Transferor Amount                                 21,271,592.70


DELINQUENCIES AND LOSSES ---                                         RECEIVABLES

End of the Month Delinquencies:
   30-60 Days Delinquent                                              428,186.42
   61-90 Days Delinquent                                              385,296.58
   90+ Days Delinquent                                                715,078.83

   Total 30+ Days Delinquent                                        2,528,561.83

Defaulted Accounts During the Month                                    43,360.74



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INVESTED AMOUNTS ---

Class A Initial Invested Amount                   400,400,000.00
Class B Initial Invested Amount                    20,475,000.00
Class C Initial Invested Amount                    19,337,000.00
Class D Initial Invested Amount                    14,788,000.00
INITIAL INVESTED AMOUNT                                           455,000,000.00

Class A Invested Amount                           400,400,000.00
Class B Invested Amount                            20,475,000.00
Class C Invested Amount                            19,337,000.00
Class D Invested Amount                            14,788,000.00
INVESTED AMOUNT                                                   455,000,000.00

Class A Adjusted Invested Amount                  400,400,000.00
Class B Adjusted Invested Amount                   20,475,000.00
Class C Invested Amount                            19,337,000.00
Class D Invested Amount                            23,283,317.49
ADJUSTED INVESTED AMOUNT                                          463,495,317.49

MONTHLY SERVICING FEE                                                 772,492.20

INVESTOR DEFAULT AMOUNT                                                12,649.04


SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                       30.72%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                             4,038,430.78
SERIES 1996-2 UNREIMBURSED CHARGE-OFFS                                        0
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                              13,321.50
SERIES 1996-2 MONTHLY FEES                                           772,492.20
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                    118,913,071.12
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                          18,539,812.70
FLOATING ALLOCATION PERCENTAGE                                            29.40%

INVESTOR FINANCE CHARGE COLLECTIONS                                3,839,493.01
INVESTOR DEFAULT AMOUNT                                               12,649.04
PRINCIPAL ALLOCATION PERCENTAGE                                           29.40%
AVAILABLE PRINCIPAL COLLECTIONS                                  112,806,613.96

CLASS A FLOATING ALLOCATION                                               25.40%
CLASS A REQUIRED AMOUNT                                                     .00

CLASS B FLOATING ALLOCATION                                                1.30%
CLASS B REQUIRED AMOUNT                                                     .00

CLASS C FLOATING ALLOCATION                                                1.23%
CLASS D FLOATING ALLOCATION                                                1.48%

TOTAL EXCESS SPREAD                                                1,505,626.63

YIELD AND BASE RATE---

Base Rate (Current Month)                                   7.75%
Base Rate (Prior Month)                                     7.77%
Base Rate (Two Months Ago)                                   N/A
THREE MONTH AVERAGE BASE RATE                                              7.76%

Series Adjusted Portfolio Yield (Current Month)             9.91%
Series Adjusted Portfolio Yield (Prior Month)              13.20%
Series Adjusted Portfolio Yield (Two Months Ago)             N/A
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                             11.55%
YIELD

PRINCIPAL COLLECTIONS---

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CLASS A PRINCIPAL PERCENTAGE                                              25.40%
   Class A Principal Collections                   97,450,322.63

CLASS B PRINCIPAL PERCENTAGE                                               1.30%
   Class B Principal Collections                    4,983,255.13

CLASS C PRINCIPAL PERCENTAGE                                               1.23%
   Class C Principal Collections                    4,706,285.94

CLASS D PRINCIPAL PERCENTAGE                                               1.48%
   Class D Principal Collections                    5,666,750.25

AVAILABLE PRINCIPAL COLLECTIONS                   112,806,613.96

REALLOCATED PRINCIPAL COLLECTIONS                                            .00

SERIES 1996-2 PRINCIPAL SHORTFALL                                              0

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                              0
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                 0
Deficit Controlled Accumulation Amount                         0
CONTROLLED DEPOSIT AMOUNT                                                      0

PRINCIPAL FUNDING ACCOUNT BALANCE                                              0

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                   112,819,262.99
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                   0
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                             0
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                   0
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                 .00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                        0
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                         0
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                         0
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                         0


          Green Tree Financial Corporation, as Servicer

          By: ___________________________________
          Name: Phyllis A. Knight
          Title: Senior Vice President and Treasurer


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